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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement on Form S-8 of Park Place Entertainment Corporation of our report dated January 23, 2001, appearing in the Annual Report on Form 10-K of Park Place Entertainment Corporation for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP
Las Vegas, Nevada

July 26, 2001

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  EXHIBIT 23.2
INDEPENDENT AUDITORS' CONSENT